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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 21, 2006

 COMMISSION           REGISTRANT; STATE OF INCORPORATION;       IRS EMPLOYER
FILE NUMBER              ADDRESS; AND TELEPHONE NUMBER        IDENTIFICATION NO.
-----------              -----------------------------        ------------------

   1-9513                   CMS ENERGY CORPORATION               38-2726431
                           (A MICHIGAN CORPORATION)
                               ONE ENERGY PLAZA
                          JACKSON, MICHIGAN 49201
                                (517) 788-0550

   1-5611                  CONSUMERS ENERGY COMPANY              38-0442310
                           (A MICHIGAN CORPORATION)
                               ONE ENERGY PLAZA
                           JACKSON, MICHIGAN 49201
                                (517) 788-0550


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On November 21, 2006, Consumers Energy Company ("Consumers"), a wholly owned subsidiary of CMS Energy Corporation ("CMS Energy") completed the previously announced sale of its 100% ownership interest in MCV GP II, LLC (the successor to CMS Midland, Inc.) and its 100% ownership interest in the stock of CMS Midland Holdings Company to MCV Power Partners, Inc., an affiliate of GSO Capital Partners LLC and Rockland Capital Energy Investments LLC ("MCV Power"). MCV GP II, LLC has a 49% interest in the Midland Cogeneration Venture Limited Partnership (the "MCV Partnership"), which leases and operates the Midland Cogeneration Venture facility, an approximately 1,500 megawatt natural gas-fueled combined-cycle cogeneration facility located in Midland, Michigan (the "Facility"). CMS Midland Holdings Company holds a 35% indirect interest in the Facility (through its ownership interest in the First Midland Limited Partnership (the "FMLP"). These interests represent all of Consumers' ownership interests in the Facility.

Consumers received $60.5 million in cash for the sale. In addition, MCV Power has agreed to reimburse Consumers for certain obligations in the event that The Dow Chemical Company elects payment under contracts with the MCV Partnership and Consumers to provide it with steam and power. MCV Power has posted a letter of credit in the amount of $85 million to support this reimbursement obligation.

A Consumers News Release announcing the completion of the sale is attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(b)  PRO FORMA FINANCIAL INFORMATION

The accompanying unaudited pro forma condensed consolidated financial statements reflect adjustments to the historical consolidated financial statements of CMS Energy and Consumers to give effect to the sale of interests in the MCV Partnership and the FMLP, which held Consumers' interest in the Facility, assuming the sale had been effective for the periods indicated.

Prior to the sale of its interests, CMS Energy and Consumers consolidated the MCV Partnership and the FMLP in accordance with Financial Accounting Standards Board Interpretation No. 46(R).

Certain information and notes normally included in consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission governing pro forma information. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the consolidated financial statements of:

     - CMS Energy, as contained in its 2005 Annual Report on Form 10-K/A and Quarterly Report on Form 10-Q as of and for the nine months ended September 30, 2006 and

     - Consumers, as contained in its 2005 Annual Report on Form 10-K and Quarterly Report on Form 10-Q as of and for the nine months ended September 30, 2006.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet assumes the sale of interests in the MCV Partnership and the FMLP was consummated on September 30, 2006. Therefore, the loss on sale recognized at September 30, 2006 will ultimately differ from the actual loss that occurred at the November 21, 2006 date of sale. The Unaudited Pro Forma Condensed Consolidated Statements of Income (Loss) assume the MCV Partnership and the FMLP disposition occurred on January 1, 2005. The unaudited pro forma condensed consolidated financial statements are presented for purposes of illustration only, in accordance with the adjustments set forth below, and are not necessarily indicative of the financial position or results of operations that would have occurred had the sale been consummated on the dates as of which, or at the beginning of the period which, the sale is being given effect, nor are they necessarily indicative of future operating results or financial position of CMS Energy and Consumers.

                             CMS ENERGY CORPORATION

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                            AS OF SEPTEMBER 30, 2006
                                  (In Millions)


                                                                                     HISTORICAL         PRO FORMA
                                                                   HISTORICAL        MCV / FMLP       ADJUSTMENTS       PRO FORMA
                                                                   CMS ENERGY      (NOTES 1 AND 2)   (NOTES 1 AND 2)    CMS ENERGY
                                                                   ----------      ---------------   ---------------    ----------

ASSETS
-----------------------------------------------------------------

Plant and property (at cost)                                        $ 12,753            $   (1)            $ (225) (a)    $ 12,527
Less accumulated depreciation, depletion and amortization              5,259                 -                (10) (a)       5,249
                                                                    --------            ------             ------         --------
                                                                       7,494                (1)              (215)           7,278
Construction work-in-progress                                            587                 -                 (3) (a)         584
                                                                    --------            ------             ------         --------
Net plant and property                                                 8,081                (1)              (218)           7,862
Investments                                                              564                48                (48)             564
Cash and cash equivalents at cost, which approximates market             459               (78) (b)             -  (c)         381
Accounts receivable, notes receivable, and accrued revenue,
  net                                                                    541              (131) (d)             -              410
Inventories at average cost                                            1,520               (23) (e)             -            1,497
Other current assets                                                     526              (131) (f)             -              395
Non-current assets                                                     3,287              (373) (g)            95  (h)       3,009
                                                                    --------            ------             ------         --------
TOTAL ASSETS                                                        $ 14,978            $ (689)            $ (171)        $ 14,118
                                                                    ========            ======             ======         ========



STOCKHOLDERS' INVESTMENT AND LIABILITIES
-----------------------------------------------------------------

Common stockholders' equity                                         $      2            $    -             $    -         $      2
Other paid-in capital                                                  4,461                 -                  -            4,461
Accumulated other comprehensive loss                                    (301)                -                (25) (i)        (326)
Retained deficit                                                      (1,886)                1                (36) (j)      (1,921)
Preferred stock                                                          305                 -                  -              305
Long-term debt                                                         6,644              (122) (k)           (57) (c)       6,465
Long-term debt related parties                                           178                 -                  -              178
Non-current portion of capital and finance lease obligations             296              (253) (l)             -               43
                                                                    --------            ------             ------         --------
   Total capitalization                                                9,699              (374)              (118)           9,207
Minority interests                                                       344              (252) (m)             -               92
Accounts payable                                                         497               (20) (n)             -              477
Other current liabilities                                              1,088               (93) (o)           (22) (p)         973
Non-current liabilities                                                3,350                50  (q)           (31) (r)       3,369
                                                                    --------            ------             ------         --------
TOTAL STOCKHOLDERS' INVESTMENT AND LIABILITIES                      $ 14,978            $ (689)            $ (171)        $ 14,118
                                                                    ========            ======             ======         ========

      See notes to pro forma condensed consolidated financial statements.

                             CMS ENERGY CORPORATION

     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

                      FOR THE YEAR ENDED DECEMBER 31, 2005
                    (In Millions, except per share amounts)

                                                                                HISTORICAL         PRO FORMA
                                                              HISTORICAL        MCV / FMLP       ADJUSTMENTS        PRO FORMA
                                                              CMS ENERGY      (NOTES 1 AND 2)   (NOTES 1 AND 2)     CMS ENERGY
                                                              ----------      ---------------   ---------------     ----------
OPERATING REVENUE                                              $ 6,288          $   (37) (s)        $    -            $ 6,251
EARNINGS FROM EQUITY METHOD INVESTEES                              125                -                  -                125
OPERATING EXPENSES
  Fuel for electric generation                                     720             (141) (t)             -                579
  Fuel costs mark-to-market at the MCV Partnership                (200)             200  (t)             -                  -
  Purchased and interchange power                                  546                -                402  (u)           948
  Cost of gas sold                                               2,297                -                  -              2,297
  Other operating expense                                        1,105              (61) (t)             -              1,044
  Maintenance                                                      249               (8) (t)             -                241
  Depreciation, depletion, and amortization                        525              (75) (t)             -                450
  General taxes                                                    261              (31) (t)             -                230
  Asset impairment charges                                       1,184           (1,184) (t)             -                  -
                                                               -------          -------             ------            -------
                                                                 6,687           (1,300)               402              5,789
                                                               -------          -------             ------            -------

OPERATING INCOME (LOSS)                                           (274)           1,263               (402)               587

OTHER INCOME                                                        57              (13) (v)             -                 44
FIXED CHARGES                                                      489              (59) (w)            (3) (x)           427
                                                               -------          -------             ------            -------

INCOME (LOSS) BEFORE INCOME TAXES AND
  MINORITY INTERESTS                                              (706)           1,309               (399)               204
MINORITY INTEREST (OBLIGATIONS), NET                              (440)             447  (y)             -                  7
INCOME TAX EXPENSE (BENEFIT)                                      (168)             328  (z)          (152) (aa)            8
                                                               -------          -------             ------            -------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
  PREFERRED DIVIDENDS                                              (98)             534               (247)               189

PREFERRED DIVIDENDS                                                 10                -                  -                 10
                                                               -------          -------             ------            -------

INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER
  PREFERRED DIVIDENDS                                          $  (108)         $   534             $ (247)           $   179
                                                               =======          =======             ======            =======


INCOME (LOSS) FROM CONTINUING OPERATIONS PER SHARE:
  Basic   - Average Common Shares Outstanding                    211.8                                                  211.8
          - Income (Loss) Per Average Common Share             $ (0.51)                                                $ 0.85
  Diluted - Average Common Shares Outstanding                    211.8                                                  224.3
          - Income (Loss) Per Average Common Share             $ (0.51)                                                $ 0.80


      See notes to pro forma condensed consolidated financial statements.

                             CMS ENERGY CORPORATION

     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

                    FOR NINE MONTHS ENDED SEPTEMBER 30, 2006
                    (In Millions, except per share amounts)

                                                                              HISTORICAL         PRO FORMA
                                                            HISTORICAL        MCV / FMLP       ADJUSTMENTS        PRO FORMA
                                                            CMS ENERGY      (NOTES 1 AND 2)   (NOTES 1 AND 2)     CMS ENERGY
                                                            ----------      ---------------   ---------------     ----------

OPERATING REVENUE                                             $ 4,890           $ (29) (s)        $    -           $ 4,861
EARNINGS FROM EQUITY METHOD INVESTEES                              63               -                  -                63
OPERATING EXPENSES
  Fuel for electric generation                                    782            (203) (t)             -               579
  Fuel costs mark-to-market at the MCV Partnership                226            (226) (t)             -                 -
  Purchased and interchange power                                 567               -                342  (u)          909
  Cost of gas sold                                              1,439               -                  -             1,439
  Other operating expense                                         818             (33) (t)             -               785
  Maintenance                                                     239              (7) (t)             -               232
  Depreciation, depletion, and amortization                       418             (21) (t)             -               397
  General taxes                                                   137              50  (t)             -               187
  Asset impairment charges                                        239               -                  -               239
                                                              -------           -----             ------           -------
                                                                4,865            (440)               342             4,767
                                                              -------           -----             ------           -------

OPERATING INCOME                                                   88             411               (342)              157

OTHER INCOME                                                       93             (18) (v)             -                75
FIXED CHARGES                                                     387             (38) (w)            (2) (x)          347
                                                              -------           -----             ------           -------

LOSS BEFORE INCOME TAXES AND MINORITY INTERESTS                  (206)            431               (340)             (115)
MINORITY INTEREST (OBLIGATIONS), NET                              (27)             35  (y)             -                 8
INCOME TAX  BENEFIT                                              (125)            135  (z)          (116) (aa)        (106)
                                                              -------           -----             ------           -------

LOSS FROM CONTINUING OPERATIONS BEFORE
  PREFERRED DIVIDENDS                                             (54)            261               (224)              (17)

PREFERRED DIVIDENDS                                                 8               -                  -                 8
                                                              -------           -----             ------           -------

LOSS FROM CONTINUING OPERATIONS AFTER
  PREFERRED DIVIDENDS                                         $   (62)          $ 261             $ (224)           $  (25)
                                                              =======           =====             ======            ======


LOSS FROM CONTINUING OPERATIONS PER SHARE:
   Basic   - Average Common Shares Outstanding                  219.6                                                219.6
           - Loss Per Average Common Share                    $ (0.28)                                              $(0.11)
   Diluted - Average Common Shares Outstanding                  219.6                                                219.6
           - Loss Per Average Common Share                    $ (0.28)                                              $(0.11)


      See notes to pro forma condensed consolidated financial statements.

                            CONSUMERS ENERGY COMPANY

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                            AS OF SEPTEMBER 30, 2006
                                  (In Millions)




                                                                                     HISTORICAL          PRO FORMA
                                                                   HISTORICAL        MCV / FMLP         ADJUSTMENTS       PRO FORMA
                                                                    CONSUMERS      (NOTES 1 AND 2)     (NOTES 1 AND 2)    CONSUMERS
                                                                   ----------      ---------------     ---------------    ----------
ASSETS
----------------------------------------------------------------

Plant and property (at cost)                                         $ 11,914           $   (1)             $ (225) (a)    $ 11,688
Less accumulated depreciation, depletion and amortization               4,934                -                 (10) (a)       4,924
                                                                     --------           ------              ------         --------
                                                                        6,980               (1)               (215)           6,764
Construction work-in-progress                                             572                -                  (3) (a)         569
                                                                     --------           ------              ------         --------
Net plant and property                                                  7,552               (1)               (218)           7,333
Investments                                                                36               48                 (48)              36
Cash and cash equivalents at cost, which approximates market              128              (78) (b)              -  (c)          50
Accounts receivable, notes receivable, and accrued revenue, net           407             (131) (d)              -              276
Inventories at average cost                                             1,479              (23) (e)              -            1,456
Other current assets                                                      366             (131) (f)              -              235
Non-current assets                                                      2,749             (373) (g)             95  (h)       2,471
                                                                     --------           ------              ------         --------
TOTAL ASSETS                                                         $ 12,717           $ (689)             $ (171)        $ 11,857
                                                                     ========           ======              ======         ========



STOCKHOLDER'S INVESTMENT AND LIABILITIES
----------------------------------------------------------------

Common stockholder's equity                                          $    841           $    -              $    -         $    841
Other paid-in capital                                                   1,832                -                   -            1,832
Accumulated other comprehensive income                                     42                -                 (25) (i)          17
Retained earnings                                                         306                1                 (36) (j)         271
Preferred stock                                                            44                -                   -               44
Long-term debt                                                          4,256             (122) (k)            (57) (c)       4,077
Non-current portion of capital and finance lease obligations              296             (253) (l)              -               43
                                                                     --------           ------              ------         --------
   Total capitalization                                                 7,617             (374)               (118)           7,125
Minority interests                                                        252             (252) (m)              -                -
Accounts payable                                                          386              (20) (n)              -              366
Other current liabilities                                                 778              (93) (o)            (22) (p)         663
Non-current liabilities                                                 3,684               50  (q)            (31) (r)       3,703
                                                                     --------           ------              ------         --------
TOTAL STOCKHOLDER'S INVESTMENT AND LIABILITIES                       $ 12,717           $ (689)             $ (171)        $ 11,857
                                                                     ========           ======              ======         ========

      See notes to pro forma condensed consolidated financial statements.

                            CONSUMERS ENERGY COMPANY

     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

                      FOR THE YEAR ENDED DECEMBER 31, 2005
                                  (In Millions)

                                                                                 HISTORICAL          PRO FORMA
                                                                 HISTORICAL      MCV / FMLP         ADJUSTMENTS      PRO FORMA
                                                                  CONSUMERS    (NOTES 1 AND 2)    (NOTES 1 AND 2)    CONSUMERS
                                                                 ----------    ---------------    ---------------    ----------

OPERATING REVENUE                                                  $ 5,232        $   (37) (s)        $    -          $ 5,195
EARNINGS FROM EQUITY METHOD INVESTEES                                    1              -                  -                1
OPERATING EXPENSES
  Fuel for electric generation                                         605           (141) (t)             -              464
  Fuel costs mark-to-market at the MCV Partnership                    (200)           200  (t)             -                -
  Purchased and interchange power                                      347              -                402  (u)         749
  Purchased power-related party                                         68              -                  -               68
  Cost of gas sold                                                   1,844              -                  -            1,844
  Other operating expense                                              841            (61) (t)             -              780
  Maintenance                                                          218             (8) (t)             -              210
  Depreciation, depletion, and amortization                            484            (75) (t)             -              409
  General taxes                                                        214            (31) (t)             -              183
  Asset impairment charges                                           1,184         (1,184) (t)             -                -
                                                                   -------        -------             ------          -------
                                                                     5,605         (1,300)               402            4,707
                                                                   -------        -------             ------          -------

OPERATING INCOME (LOSS)                                               (372)         1,263               (402)             489

OTHER INCOME                                                            54            (13) (v)             -               41
INTEREST CHARGES                                                       272            (59) (w)            (3) (x)         210
                                                                   -------        -------             ------          -------

INCOME (LOSS) BEFORE INCOME TAXES AND MINORITY INTERESTS              (590)         1,309               (399)             320
MINORITY INTEREST (OBLIGATIONS), NET                                  (447)           447  (y)             -                -
INCOME TAX EXPENSE (BENEFIT)                                           (47)           328  (z)          (152) (aa)        129
                                                                   -------        -------             ------          -------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
  PREFERRED DIVIDENDS                                                  (96)           534               (247)             191

PREFERRED DIVIDENDS                                                      2              -                  -                2
                                                                   -------        -------             ------          -------

INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER
  PREFERRED DIVIDENDS                                              $   (98)       $   534             $ (247)         $   189
                                                                   =======        =======             ======          =======

      See notes to pro forma condensed consolidated financial statements.

                            CONSUMERS ENERGY COMPANY

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                    FOR NINE MONTHS ENDED SEPTEMBER 30, 2006
                                  (In Millions)

                                                                             HISTORICAL          PRO FORMA
                                                            HISTORICAL       MCV / FMLP         ADJUSTMENTS        PRO FORMA
                                                            CMS ENERGY     (NOTES 1 AND 2)    (NOTES 1 AND 2)      CONSUMERS
                                                            ----------     ---------------    ---------------      ----------

OPERATING REVENUE                                            $ 4,111         $   (29) (s)         $    -             $ 4,082
EARNINGS FROM EQUITY METHOD INVESTEES                              1               -                   -                   1
OPERATING EXPENSES
  Fuel for electric generation                                   557            (203) (t)              -                 354
  Fuel costs mark-to-market at the MCV Partnership               226            (226) (t)              -                   -
  Purchased and interchange power                                427               -                 342  (u)            769
  Purchased power -- related parties                              55               -                   -                  55
  Cost of gas sold                                             1,164               -                   -               1,164
  Other operating expense                                        661             (33) (t)              -                 628
  Maintenance                                                    214              (7) (t)              -                 207
  Depreciation, depletion, and amortization                      387             (21) (t)              -                 366
  General taxes                                                   97              50  (t)              -                 147
                                                             -------         -------              ------              ------
                                                               3,788            (440)                342               3,690
                                                             -------         -------              ------              ------

OPERATING INCOME                                                 324             411                (342)                393

OTHER INCOME                                                      74             (18) (v)              -                  56
INTEREST CHARGES                                                 222             (38) (w)             (2) (x)            182
                                                             -------         -------              ------              ------

INCOME BEFORE INCOME TAXES AND MINORITY INTERESTS                176             431                (340)                267
MINORITY INTEREST (OBLIGATIONS), NET                             (35)             35  (y)              -                   -
INCOME TAX EXPENSE                                                66             135  (z)           (116) (aa)            85
                                                             -------         -------              ------              ------

INCOME FROM CONTINUING OPERATIONS BEFORE
  PREFERRED DIVIDENDS                                            145             261                (224)                182

PREFERRED DIVIDENDS                                                1               -                   -                   1
                                                             -------         -------              ------              ------

INCOME FROM CONTINUING OPERATIONS AFTER
  PREFERRED DIVIDENDS                                        $   144         $   261              $ (224)             $  181
                                                             =======         =======              ======              ======

       See notes to pro forma condensed consolidated financial statements

NOTE 1 -- SALE OF INTERESTS IN THE MCV PARTNERSHIP AND THE FMLP

CMS Energy and Consumers have reflected, in the accompanying unaudited pro forma condensed consolidated financial statements, the sale of Consumers' interests in the MCV Partnership and the FLMP. As a result of the existing power purchase agreement between Consumers and the MCV Partnership, the Facility, (the real estate component of the transaction) in accordance with Statement of Financial Accounting Standards (No. 98, Accounting For Leases will be accounted for as a financing and not a sale. This is due to forms of continuing involvement Consumers will have with the MCV Partnership. The remaining non-real estate assets and liabilities sold associated with both the MCV Partnership and the FMLP were accounted for as a sale and were removed from the Unaudited Pro Forma Condensed Consolidated Balance Sheets.

The proceeds of $57.5 million (net of the $3 million of estimated selling expenses) were less than the combined fair values of the Facility and the non-real estate assets, including off balance sheet gas contracts. The Facility component of the transaction, subject to the sale/leaseback remains on the consolidated balance sheets and the sales proceeds are recorded as a financing obligation. The carrying value of the Facility of $218 million at the date of sale exceeded the fair value of the Facility and the financing obligation; therefore, Consumers has reflected an impairment in the carrying value of the Facility of $218 million. The remaining sales proceeds were allocated to derivatives and other assets and resulted in a pre-tax gain of $37 million.

As a result of the above transaction, a net after-tax loss of $36 million and has been reflected in CMS Energy's retained deficit and Consumers' retained earnings in the accompanying Unaudited Pro Forma Condensed Consolidated Balance Sheets as of September 30, 2006. The after-tax loss resulting from this transaction has not been reflected in the accompanying Unaudited Pro Forma Condensed Consolidated Statements of Income (Loss).

NOTE 2 -- PRO FORMA ADJUSTMENTS

The following is a summary of pro forma adjustments:

Condensed Consolidated Balance Sheets:

         (a) To reflect the impairment of the Facility of $218 million, as further described in Note 1.

         (b) To reflect the removal of the interests in the MCV Partnership's and the FMLP's Cash and cash equivalents.

         (c) To reflect receipt of $57 million of cash proceeds, net of selling expenses and to reflect the use of the net cash proceeds to retire $57 million of long-term debt.

         (d) To reflect the removal of the interests in the MCV Partnership's and the FMLP's Accounts receivable, notes receivable, and accrued revenue, net.

         (e) To reflect the removal of the interests in the MCV Partnership's and the FMLP's Inventories at average cost.

         (f) To reflect the removal of the interests in the MCV Partnership's and the FMLP's Other current assets.

         (g) To reflect the removal of the interests in the MCV Partnership's and the FMLP's Non-current assets, including minority interest in the MCV Partnership.

         (h) To reflect the minority interest related to the impairment of the MCV Facility, as further described in Note 1.

         (i) To reflect the reversal, into earnings, of certain cumulative amounts of the MCV Partnership-related derivative fair value changes that are accounted for in Accumulated other comprehensive income (loss).

         (j) To reflect the earnings impact, net of tax, of the gain on the sale of our interests in the MCV Partnership and the FMLP, the impairment of the Facility as described in Note 1, and the reversal of other comprehensive income (loss)of $25 million.

         (k) To reflect the removal of the interests in the MCV Partnership's and the FMLP's Long-term debt.

         (l) To reflect the removal of the interest in the MCV Partnership's Non-current portion of capital and finance lease obligations.

         (m)      To reflect the removal of Minority interest in the FMLP.

         (n) To reflect the removal of the interests in the MCV Partnership's and the FMLP's Accounts payable.

         (o) To reflect the removal of the interests in the MCV Partnership's and the FMLP's Other current liabilities.

         (p) To reflect the accrual of selling expenses and the tax impacts related to the sale of our interests in the MCV Partnership and the FMLP.

         (q) To reflect the removal of the interests in the MCV Partnership's and the FMLP's Non-current liabilities.

         (r)      To reflect the tax impacts related to
                  the sale of our interests in the MCV Partnership and the FMLP.


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


Condensed Consolidated Statements of Income (Loss):

         (s) To reflect the elimination of historical Operating Revenue for the MCV Partnership and the FMLP, assuming the disposition occurred at the beginning of the year ended December 31, 2005.

         (t) To reflect the elimination of historical Operating Expenses for the MCV Partnership and the FMLP, assuming the disposition occurred at the beginning of the year ended December 31, 2005.

         (u) To reflect the additional Purchased and interchange power as a result of the power purchase agreement between Consumers and the MCV Partnership being reclassified from an intercompany expense to a third party expense, assuming the disposition occurred at the beginning of the year ended December 31, 2005.

         (v) To reflect the elimination of historical Other Income for the MCV Partnership and the FMLP, assuming the disposition occurred at the beginning of the year ended December 31, 2005.

         (w) To reflect the elimination of historical interest expense related to the MCV Partnership finance lease obligation assuming the disposition occurred at the beginning of the year ended December 31, 2005.

         (x) To reflect reduced interest expense from the use of $57 million of net proceeds to reduce long-term debt outstanding at the beginning of the year ended December 31, 2005, at an average interest rate of 5.5 percent.

         (y) To reflect the elimination of Minority Interest (Obligations) in the MCV Partnership and the FMLP.

         (z) To reflect the elimination of historical income tax benefit of the MCV Partnership and the FMLP, assuming the disposition occurred at the beginning of the year ended December 31, 2005.

         (aa) To reflect the income tax effects of the pro forma adjustments.

(d) EXHIBITS.

99.1     Consumers' News Release dated November 21, 2006

This Form 8-K contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" each found in the MANAGEMENT'S DISCUSSION AND ANALYSIS sections of CMS Energy's Form 10-K/A and Consumers' Form 10-K for the Year Ended December 31, 2005 and as updated in CMS Energy's and Consumers' subsequently filed Forms 10-Q (CMS Energy's and Consumers' "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers' results to differ materially from those anticipated in such statements.


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



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         CMS ENERGY CORPORATION

Dated:  November 28, 2006

                                         By:      /s/ Thomas J. Webb
                                                  ------------------------------
                                                  Thomas J. Webb
                                                  Executive Vice President and
                                                  Chief Financial Officer


                                         CONSUMERS ENERGY COMPANY

Dated:  November 28, 2006

                                         By:      /s/ Thomas J. Webb
                                                  ------------------------------
                                                  Thomas J. Webb
                                                  Executive Vice President and
                                                  Chief Financial Officer





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